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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT
        PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF
                     1934 DATE OF REPORT - November 29, 2004
                        (Date of earliest event reported)

                          HONEYWELL INTERNATIONAL INC.
             (Exact name of Registrant as specified in its Charter)

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
           DELAWARE                        1-8974                              22-2640650
(State or other jurisdiction of     (Commission File Number)        (I.R.S. Employer Identification
        incorporation)                                                           Number)

101 COLUMBIA ROAD, P.O. BOX 4000, MORRISTOWN, NEW JERSEY                             07962-2497
        (Address of principal executive offices)                                     (Zip Code)
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       Registrant's telephone number, including area code: (973) 455-2000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01  OTHER EVENTS


On November 29, 2004, the New York State Department of Environmental Conservation (the "DEC") is scheduled to issue its Proposed Plan for remediation of industrial contamination in Onondaga Lake (the "Lake") in Syracuse, New York. There will be a ninety-day public comment period, and the Proposed Plan is subject to review by the U.S. Environmental Protection Agency. The DEC is currently expected to issue its Record of Decision in the first half of 2005.

The Proposed Plan calls for a combined dredging/capping remedy generally in line with the approach recommended in the Feasibility Study submitted by Honeywell in May 2004 (the "May 2004 Feasibility Study"). Although the Proposed Plan calls for additional remediation in certain parts of the Lake, it would not require the most extensive dredging alternatives described in the May 2004 Feasibility Study. The DEC's aggregate cost estimate is based on the high end of the range of potential costs for major elements of the Proposed Plan and includes a contingency. The actual cost of the Proposed Plan will depend upon, among other things, the resolution of certain technical issues during the design phase of the remediation, expected to occur sometime in 2007 and beyond.

Based on currently available information and analysis performed by our engineering consultants, management's estimated cost of implementing the remedy set forth in the Proposed Plan is consistent with amounts previously provided for in our financial statements. Management's estimating process considered a range of possible outcomes and amounts recorded reflect management's best estimate at this time. We do not believe that this matter will have a material adverse impact on our consolidated financial position. Given the scope and complexity of this project, it is possible that actual costs could exceed estimated costs by an amount that could have a material adverse impact on our consolidated results of operations and operating cash flows in the periods recognized or paid. At this time, however, we cannot identify any legal, regulatory or technical reason to conclude that a specific alternative outcome is more probable than the outcome for which we have made provisions in our financial statements.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: November 29, 2004               Honeywell International Inc.


                                      By:  /s/ Thomas F. Larkins
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                                           Thomas F. Larkins
                                           Vice President, Corporate Secretary
                                           and Deputy General Counsel

















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